TEAMSTAFF®

TEAMSTAFF Rx
THE STAFFING SOLUTION

DSi
PAYROLL SERVICES
A Division of TeamStaff® Inc.

Annual Shareholders Meeting
August 3rd, 2004

NASDAQ: TSTF

T. Kent Smith
President & CEO
Kathleen Z. Charles
DSI Payroll Services
General Manager
Tim Nieman
TeamStaff Rx
President
Ed Kenealy
VP, General Counsel
Secretary
Greg Haygood
CTO
Rick Filippelli
CFO

TeamStaff Board and
Management

Board of Directors

Chairman,  T. Stephen Johnson

Vice-Chairman,  Karl W. Dieckmann

Directors

Martin J. Delaney

Ben Dyer

Rocco J. Marano

T. Kent Smith

Management Team

   Forward-Looking Statements

This presentation contains "forward-looking statements" as defined by the Federal
Securities Laws.  TeamStaff's actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors, including but not limited to: (i) regulatory and tax developments; (ii) changes in direct costs and operating expenses; (iii) the estimated costs and effectiveness of capital projects and investments in technology infrastructure; (iv) ability to effectively implement its business strategies including, but not limited to, its new business strategy for its temporary medical staffing division, and operating efficiency initiatives; (v) the effectiveness of sales and marketing efforts, including TeamStaff’s marketing arrangements with other companies; (vi)
changes in the competitive environment in the temporary staffing, permanent placement and payroll processing industries; (vii) dependence upon key personnel; and (viii) other one-time events and other important factors disclosed previously and from time to time in
TeamStaff's filings with the U.S. Securities and Exchange Commission.  These factors are described in further detail in TeamStaff’s filings with the U.S. Securities and
Exchange Commission.

Agenda

1.

Welcome and Introductions

2.

Company Overview & Turnaround Progress

3.

Healthcare Staffing Industry Trends

4.

TeamStaff Rx Growth Strategies

5.

DSI Growth Strategies

6.

Financials

7.

Summary

TEAMSTAFF.Rx THE STAFFING SOLUTION		
DSi PAYROLL SERVICES A Division of TeamStaff,® Inc.

Overview Of TeamStaff

8th Largest Public

Top 3 in Segment

HealthCare
Staffing Industry

Allied Health
Travel Segment

$4.4 Million
Revenue

39% EBITDA*

LTM

Payroll Industry

Construction
Segment

TeamStaff is a 35-year-old leader in two attractive market
segments: Healthcare staffing and

payroll administration services

*Note: a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between the non-
GAAP financial measures presented above and the most directly comparable financial measures calculated and presented in accordance with GAAP are available at the investor relations section of our website: www.teamstaff.com.

Our Turnaround Progress

New & experienced leadership team

Sold PEO

Re-Positioned TeamStaff Rx

Expanded remote sales force and relationship selling

Created One-Stop Shop with three Alliances

Introduced  VIP Program as differentiator

Restructured and lowered corporate overhead
costs by $3.5 million, or 41%

Closer to profitability

12
10
8
6
4
2
0
7.2
9.1
11.4
10.4
10.1
11.1
2000 (E)
2001 (E)
2002 (E)
2003 (E)
2004 (P)
2005 (P)
Volume in Billions

The Past 18 Months Have Been “Stormy,”
But Industry Analysts Forecast Growth Ahead

Change

vs. Prior Year         +26%       +25%       -8.5%          -3%           +10%

Source: Staffing Industry Analysts, Inc. estimates and projections

U.S. Healthcare Staffing Market

Registered Nurse Shortage Projection
3.0
2.5
2.0
1.5
Millions
Demand
Supply
2000
2005
2010
2015
2020
Source: U.S. Department of Health and Human Services,
National Center for Health Workforce Analysis, July 2002

Industry Dynamics Are Very Attractive

U.S. population over 65 is
            expected to grow over
            14% by 2010, increasing
            need for healthcare
            services

Legislative mandates on
            overtime and staffing
            ratios increase shortage

Nursing
Supply/Demand

Imbalance

TeamStaff Rx Participates In Two High-Margin Healthcare
Staffing Industry Segments of a  $10.4 Billion Industry

Locum Tenens

(Physicians)

$1.0

Travel Nursing

$1.6

Source: Staffing Industry Analysts, Inc. estimates and projections

Per Diem

  Nursing

$5.6

Allied Health/Other

$2.2

TSTF-20%

TSTF-80%

Nurse

Allied

Medical Staffing Network
     (MRN) -- $513

Maxim -- $298

Favorite Nurses --$200

Nursefinders -- $185

ATC Healthcare (AHN)

  -- $149

AMN HealthCare

   (AHS) -- $714

Cross Country (CCRN)

   -- $687

Intelistaff/StarMed

   -- $234

US Nursing -- $190

On Assignment (ASGN)

   -- $117

CompHealth -- $290

Club Staffing -- $60e

TeamStaff Rx (TSTF) -- $58

Aureus Medical -- $45e

Resources on Call -- $25e

Per Diem

(Hourly, Daily & Weekly)

Travel

(13-Week)

Travel

TeamStaff Rx Is the Third Largest Travel Allied
Healthcare Provider In A Fragmented Landscape

Source: Staffing Industry Report; TSTF estimates 2003

There Are Three Major Healthcare Staffing Industry Trends,
Repeating The 1990s Clerical/Light Industrial Staffing Experience

Roll-up potential

Alliances struck

Acquisition possibilities

Larger, quality providers

      survive and benefit

Purchase additional service
offerings to create 1-Stop
Shop

Purchases to add scale

Purchases to realize Top 5
industry size objectives

Travel Nursing adding
Travel Allied, and vice
versa

‘Per Diem’ Nurse firms
adding Travel, and vice
versa

Later, Locum Tenens added

41% of Healthcare
Organizations Plan to
Consolidate Vendors

Currently narrowing to
about 10 Providers

Eventually to 3-5 Providers

Timeframe over 3-5 years

Industry Consolidation

One-Stop

Shopping

Vendor Consolidation

TeamStaff Rx’s Growth Strategy Is Guided by
Hospitals’ Desire to Have Fewer, Higher Quality
Vendors Who Offer More Services

Travel

Per Diem

Permanent

Placement

Acquisitions

Alliance (tbd)

Acquisitions

Alliance (PPR)

Alliance (Top 5 Firm)

Organic Growth

Organic Growth

Add Selected Modalities

Acquisitions

Alliance (Med-Pro)

Organic Growth

Locum Tenens

Nurse

Allied

Vision:  To be the Largest and Most Respected Travel Allied HealthCare Staffing
Provider, Offering Clients both One-Stop Shopping and Vendor Management Capability

50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
7%
10%
48%
34%
0%
A
B
C
D
F

While Customers View Healthcare Staffing Firms as
Lagging in Quality, TeamStaff Rx Ratings Were
95.1% During 2004

Source: Staffing Industry Analysts, Inc. 2003 Survey of Staffing Purchasers; TeamStaff Rx Customer Survey

Industry standards for Client Satisfaction ranks as follows:

7% = A Ranking,  10% = B Ranking,  48% = C Ranking,  34% = D Ranking, Noone  received a F Ranking

WA
OR
CA
NV
ID
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
WV
VA
NY
PA
ME
TN
MS
AL
GA
SC
NC
FL
HI
AK

WA
OR
CA
NV
ID
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
WV
VA
NY
PA
ME
TN
MS
AL
GA
SC
NC
FL
HI
AK

TeamStaff Rx Sales Force Will Double By The End
of 2004, With Most Geographically Distributed

Region #1

Region #2

Region #3

Region #4

Govt. Services Admin

Northeast Territory

Southeast Territory

Central Atlantic Territory

Metro Memphis Territory

Mid America Territory

West Coast Territory

Telemarketers

Regional Account Managers

Year	Total Staffing Firms Sold	Healthcare Staffing Firms Sold	Healthcare % Of Total	# of Different Healthcare Buyers
1997	360	9	2.5%	8
1998	396	30	7.6%	20
1999	218	27	12.4%	18
2000	154	22	14.3%	17
2001	88	11	12.5%	10
2002	113	21	18.6%	11
2003	84	22	26.2%	17
TOTAL	**1,413**	**142**	**10.0%**	**101**

Although We Have an Appetite for
Acquisitions to Increase Our Offerings and
Drive Scale, Sellers are in Short Supply and
There is an
Abundance of Eager Buyers

Source: Healthcare Staffing Summit – June 15, 2004   (Jack Lyons, Lyons Hollis Associates, Inc.)

Cost-Saving Solutions For A First-Class Mess!
Our New "VIP" Staffing Services
Are Truly BEYOND Compare
• Cost-Containment Model Saves 5%-20%
• Optimized Vendor Management Technologies
• Automated "One-Click" Reporting
• Onsite & "Virtual" Account Managers
• Streamlined Procedures & More
Learn more about the new Vendor Integration Program (VIP) now being offered by TeamStaff Rx. Talk to us today!
TEAMSTAFF Rx

Our VIP Program Was The “First” for a Travel Allied Company

Cost-Containment Model

Saves 5% to 20%

Optimized Vendor

Management

Technologies

Automated ‘One-Click’

Reporting

Onsite & ‘Virtual’

Account Managers

Streamlined Procedures

& More

DSi

PAYROLL SERVICES

A Division of TeamStaff, Inc.

Construction industry niche market with client

retention in excess of 90%

LTM Revenues $4.4 million with 39%

EBITDA*

Doubling the size of the sales force

Targeting new geographic territories

Broadening the client service offering

Freshening marketing efforts—advertising,

website, lead generation and sales collateral

*Note: a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between the non-GAAP financial measures presented above and the most directly comparable financial measures calculated and presented in accordance with GAAP are available at the investor relations section of our website: www.teamstaff.com.

Public Staffing Firms 2004 Sequential Quarterly
Revenue Results and Guidance Reflect The Industry
Downturn, While Rx Has Started Recovering

AMN

(Travel Nurse)

Cross Country

(Travel Nurse)

MSN

(Nurse Per-Diem)

ATC Healthcare

(Nurse Per-Diem)

TSTF Rx

(Travel Allied)

               (4.9)%***

               (4-6)%

                Flat

               (3.4)%**

               10.2%***

                 +1%

                 (2)%

                 (1)%

               (6.3)%*

               (7.9)%

June, 2004

Sequential Quarter Guidance

March, 2004

Sequential Quarter Actuals

* February quarter ending actuals   **May quarter ending actuals  ***June quarter ending actuals

13.6
1.1
12.3
1.1
8.5
1.3
7.8
1.0
8.6
1.1

1.1
0.3
-1.3
0.9
0.4
-1.5
0.2
0.6
-1.5
0.3
0.3
-1.4
0.5
0.4
-1.3

*Excludes former CEO and CFO severance and supplemental retirement plan obligations

*Note: a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between the non-GAAP measures presented above and the most directly comparable financial measures calculated and presented in accordance with GAAP are available at the investor relations section of our website: www.teamstaff.com.

Revenues

($MM)

$14.7

$13.4

Payroll

Rx

3 Qtr

4 Qtr

1 Qtr

EBITDA

($MM)

$0.1

Rx

Payroll

Corporate*

($0.7)

3 Qtr

4 Qtr

2 Qtr

Continuing Operations:
Quarterly Revenues/EBITDA*

3 Qtr

3 Qtr

$9.7

($0.8)

Fiscal ’03

Fiscal ’03

$8.8

2 Qtr

Fiscal ’04

($0.2)

Fiscal ’04

$9.8

($0.4)

1 Qtr

25%
20%
15%
10%
5%
4th Qtr
1st Qtr
2nd Qtr
3rd Qtr

Rx Gross Margins Are Improving With Focus

Fiscal ‘04

16.0%

16.1%

17.0%

19.2%

TeamStaff, Inc.
Analysis of Annualized Corporate Expenses
June 30, 2004 vs. September 30, 2003
($ in Thousands)

Expense

Corporate Overhead:

6/30/2004

9/30/2003

Reduction

Salaries and Related

$ 2,264

$ 4,172

$ 1,908

Insurance

996

1,687

691

Audit Fees

160

350

190

Investor Relations

140

180

40

IT and Related (non employee)

411

883

470

Legal Fees

96

200

104

Occupancy Cost

236

284

48

All Other

829

887

58

Total Annualized Corporate Overhead

$ 5,132

$ 8,643

$ 3,511

Note:  September 2003 numbers include overhead related to PEO division sold November 17, 2003.

Balance Sheets

1.2

1.8

Restricted Cash

9/30/03

                        Total Current Assets

$60.6

$39.3

                        Total Liabilities and Stockholders’ Equity

35.1

31.4

Stockholders’ Equity

25.5

7.9

                        Total Liabilities

16.4

1.2

Liabilities Held for Sale

1.8

1.7

Other Liabilities

$7.3

$5.0

Current Liabilities

4.9

3.6

Accounts Receivable

$60.6

$39.3

                        Total Assets

22.4

-----

Assets Held For Sale

15.5

17.8

Other

5.9

5.9

Intangibles

1.2

1.0

Fixed Assets, Net

15.6

14.6

1.5

1.4

3.7

4.3

Prepaid Workers’ Compensation

$4.3

$3.5

Cash

6/30/04

(unaudited)

Other Current Assets

($MM)

Long-term growth of Healthcare Staffing Industry

Rx turning while Industry projected to return in 2005

Sales force expansion and local, relationship selling

One-stop shop with Alliances

VIP Program as a differentiator

Appetite for acquisitions to bolster offerings & scale

Experienced staffing industry leadership team

Upside with DSi growth plans

Summary Of TeamStaff Opportunities